                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of AMERISAFE, Inc., a Texas corporation (the "Corporation"), hereby constitutes and appoints James E. O'Bannon and Christine A. Hathaway the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the Securities Act)), for the purpose of registering under the Securities Act, up to 16,000,000 shares of Class A Common Stock, par value $.01 per share, of the Corporation, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                        AMERISAFE, INC.




                                        By: /s/ MILLARD E. MORRIS
                                           -----------------------------------
                                            Millard E. Morris Chairman of the
                                            Board, President and Chief
                                            Executive Officer





Dated:  August 9, 1996

                               POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Millard E. Morris, Mark R. Anderson, John R. Buck, Arthur L. Hunt, James E. O'Bannon and Christine A. Hathaway the true attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of AMERISAFE, Inc., a Texas corporation (the "Corporation"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the Securities Act)), for the purpose of registering under the Securities Act, up to 16,000,000 shares of Class A Common Stock, par value $.01 per share, of the Corporation, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.




/s/ MILLARD E. MORRIS                      /s/ JOHN R. BUCK
- -----------------------------------        -----------------------------------
    Millard E. Morris                          John R. Buck



/s/ MARK R. ANDERSON                       /s/ DANIEL J. JESSEE
- -----------------------------------        -----------------------------------
    Mark R. Anderson                           Daniel J. Jessee



/s/ ARTHUR L. HUNT                         /s/ N. DAVID SPENCE
- -----------------------------------        -----------------------------------
    Arthur L. Hunt                             N. David Spence



Dated:  August 9, 1996